EXHIBIT 99.1

Dynatrace Reports First Quarter Fiscal Year 2025 Financial Results
Exceeds high end of guidance across all metrics
Delivers ARR growth of 20% year-over-year on a constant currency basis
Achieves GAAP Operating Margin of 11% and Non-GAAP Operating Margin of 29%

WALTHAM, Mass., August 7, 2024 - Dynatrace (NYSE: DT), the leader in end-to-end observability and security, today announced financial results for the first quarter of fiscal 2025 ended June 30, 2024.

"We are pleased with our first quarter performance, which once again exceeded guidance across all our key metrics,” said Rick McConnell, Chief Executive Officer of Dynatrace. "Now more than ever, it is critical that software works perfectly. The strength of our end-to-end observability platform continues to resonate with our customers as they look to deliver the best end user experience with the highest availability and performance. Our 'power of 3' approach to AI - leveraging predictive, causal, and generative capabilities – is one of our key differentiators and sets us apart from our competitors."

First Quarter Fiscal 2025 Financial and Other Recent Business Highlights:
All growth rates are compared to the first quarter of fiscal 2024, unless otherwise noted.

Financial Highlights:
•ARR of $1,541 million, an increase of 19%, or 20% on a constant currency basis
•Total Revenue of $399 million, an increase of 20%, or 21% on a constant currency basis
•Subscription Revenue of $382 million, an increase of 21% on both an as reported and on a constant currency basis
•GAAP Income from Operations of $42 million and Non-GAAP Income from Operations of $114 million
•GAAP EPS of $0.13 and Non-GAAP EPS of $0.33, both on a dilutive basis

Business Highlights:
•Platform extension: Dynatrace launched the following current and open preview extensions:
◦Site Reliability Guardian App automates change impact analysis, helping DevOps and SRE teams make informed release decisions.
◦Davis Anomaly Detection App leverages AI to detect anomalies across observability, security, and business data, enhancing real-time monitoring.
◦Vulnerabilities App identifies code-level, third-party, and runtime vulnerabilities, presenting them in a prioritized view for efficient remediation efforts.
•Product expansion: Dynatrace announced the addition of Kubernetes Security Posture Management to its existing security capabilities to enable customers to drive cloud-native application protection at scale. Also, we completed FedRAMP Moderate reauthorization to Rev.5, underscoring our intention to move toward FedRAMP High as a provider of solutions to U.S. federal government agencies.

•Partnership momentum: We became the first AWS partner to integrate with its Application Migration Service. Organizations can automatically install and deploy the Dynatrace platform once they start running in the AWS Cloud. In addition, Dynatrace was named a Winner in the 2024 Microsoft Americas Partner of the Year Awards for our ability to innovate and collaborate to foster customer success, AI and CoPilot activation, and transform businesses on the Microsoft Cloud.

Share Repurchase Program
•Through June 30, 2024, Dynatrace repurchased approximately 1.1 million shares for approximately $50 million under its $500 million share repurchase program.

First Quarter 2025 Financial Highlights
(Unaudited – In thousands, except per share data)

	Three Months Ended June 30,
	2024	2023
Key Operating Metric:
Annual recurring revenue (ARR)	$1,540,631	$1,293,895
Year-over-Year Increase	19%
Year-over-Year Increase - constant currency (*)	20%

Revenue:
Total revenue	$399,220	$332,886
Year-over-Year Increase	20%
Year-over-Year Increase - constant currency (*)	21%

Subscription revenue	$381,576	$316,454
Year-over-Year Increase	21%
Year-over-Year Increase - constant currency (*)	21%

GAAP Financial Measures:
GAAP income from operations	$42,029	$34,288
GAAP operating margin	11%	10%

GAAP net income	$38,620	$38,188

GAAP net income per share - diluted	$0.13	$0.13

GAAP shares outstanding - diluted	300,966	296,387

Net cash provided by operating activities	$230,741	$133,903

Non-GAAP Financial Measures (*):
Non-GAAP income from operations	$114,250	$92,075
Non-GAAP operating margin	29%	28%

Non-GAAP net income	$98,926	$79,045

Non-GAAP net income per share - diluted	$0.33	$0.27

Non-GAAP shares outstanding - diluted	300,966	296,387

Free Cash Flow	$227,382	$123,636
* For additional information, please see the "Non-GAAP Financial Measures" and "Key Metrics -Non-GAAP and Other Metrics" section of this press release.

Financial Outlook
Based on information available as of August 7, 2024, Dynatrace is issuing guidance for the second quarter and maintaining its previous guidance for full year fiscal 2025 in the table below.
This guidance reflects foreign exchange rates as of July 31, 2024. We now expect foreign exchange to be a headwind of approximately $12 million on ARR and approximately $10 million on revenue for fiscal 2025. Given recent strengthening in the U.S. dollar, this represents an incremental headwind of approximately $2 million to ARR and no change to revenue impact for the full year when compared to our prior guidance.
Growth rates for ARR, Total revenue, and Subscription revenue are presented in constant currency to provide better visibility into the underlying growth of the business.
All growth rates below are compared to the second quarter and full year of fiscal 2024.

(In millions, except per share data)	Q2 Fiscal 2025 Guidance
Total revenue	$404 - $407
As reported	15% - 16%
Constant currency	16% - 17%
Subscription revenue	$388 - $390
As reported	16% - 17%
Constant currency	17% - 18%
Non-GAAP income from operations	$113 - $116
Non-GAAP operating margin	28% - 28.5%
Non-GAAP net income	$96 - $99
Non-GAAP net income per diluted share	$0.32 - $0.33
Diluted weighted average shares outstanding	302 - 303

(In millions, except per share data)	Current Guidance Fiscal 2025	Prior Guidance Fiscal 2025*	Guidance Change at Midpoint
ARR	$1,720 - $1,735	$1,720 - $1,735	—
As reported	14% - 15%	14% - 15%	—
Constant currency	15% - 16%	15% - 16%	—
Total revenue	$1,644 - $1,658	$1,644 - $1,658	—
As reported	15% - 16%	15% - 16%	—
Constant currency	16% - 17%	16% - 17%	—
Subscription revenue	$1,571 - $1,585	$1,571 - $1,585	—
As reported	16% - 17%	16% - 17%	—
Constant currency	16% - 17%	16% - 17%	—
Non-GAAP income from operations	$459 - $467	$459 - $467	—
Non-GAAP operating margin	28%	28%	—
Non-GAAP net income	$383 - $392	$383 - $392	—
Non-GAAP net income per diluted share	$1.26 - $1.29	$1.26 - $1.29	—
Diluted weighted average shares outstanding	303 - 305	303 - 305	—
Free cash flow	$386 - $398	$386 - $398	—
Free cash flow margin	23.5% - 24%	23.5% - 24%	—
*Prior guidance was issued on May 15, 2024.

Conference Call and Webcast Information
Dynatrace will host a conference call and live webcast to discuss its results and business outlook for investors and analysts at 8:00 a.m. Eastern Time today, August 7, 2024. To access the conference call from the U.S. and Canada, dial (866) 405-1247, or internationally, dial (201) 689-8045 with conference ID# 13747991. The call will also be available live via webcast on the company’s website, ir.dynatrace.com.

An audio replay of the call will also be available until 11:59 p.m. Eastern Time on October 6, 2024, by dialing (877) 660-6853 from the U.S. or Canada, or for international callers by dialing (201) 612-7415 and entering conference ID# 13747991. In addition, an archived webcast will be available at ir.dynatrace.com.
We announce material financial information to our investors using our Investor Relations website, press releases, SEC filings and public conference calls and webcasts. We also use these channels to disclose information about the company, our planned financial and other announcements, attendance at upcoming investor and industry conferences, and for complying with our disclosure obligations under Regulation FD.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with GAAP, this press release and the accompanying tables contain certain non-GAAP financial measures as defined by Regulation G, including non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per diluted share, and free cash flow. We also use or discuss non-GAAP financial measures in conference calls, slide presentations and webcasts.

We use these non-GAAP financial measures for financial and operational decision-making purposes, and as a means to evaluate period-to-period comparisons and liquidity. We believe that these non-GAAP financial measures provide useful information about our operating results, enhance the overall understanding of past financial performance and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.

The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Our non-GAAP financial measures may not provide information that is directly comparable to similarly titled metrics provided by other companies.

Non-GAAP financial measures are defined in this press release and the tables included in this press release include reconciliations of historical non-GAAP financial measures to their most directly comparable GAAP measures.

We also include non-GAAP financial measures in our financial outlook included in this press release. Reconciliations of forward-looking non-GAAP income from operations, non-GAAP net income, non-GAAP net income per diluted share, and free cash flow guidance to the most directly comparable GAAP measures are not available without unreasonable efforts due to the high variability, complexity, and low visibility with respect to the charges excluded from these non-GAAP measures; in particular, the measures and effects of share-based compensation expense, employer taxes and tax deductions specific to equity compensation awards that are directly impacted by future hiring, turnover and retention needs, as well as unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
Definitions - Non-GAAP and Other Metrics
Annual Recurring Revenue (ARR) is defined as the daily revenue of all subscription agreements that are actively generating revenue as of the last day of the reporting period multiplied by 365. We exclude from our calculation of ARR any revenues derived from month-to-month agreements and/or product usage overage billings.
Constant Currency amounts for ARR, Total Revenue and Subscription Revenue are presented to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign exchange rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year.

Non-GAAP Income from Operations is defined as GAAP income from operations adjusted for the following items: share-based compensation; employer payroll taxes on employee stock transactions; amortization of intangibles; transaction, restructuring and other non-recurring or unusual items that may arise from time to time. The related margin is non-GAAP income from operations expressed as a percentage of total revenue.
Non-GAAP Net Income is defined as GAAP net income adjusted for the following items: income tax expense/benefit; non-GAAP effective cash taxes; net interest expense and income; net cash received from and paid for interest; share-based compensation; employer payroll taxes on employee stock transactions, amortization of intangibles; gains and losses on currency translation; and transaction, restructuring and other non-recurring or unusual items that may arise from time to time. Non-GAAP net income per diluted share is calculated as non-GAAP net income divided by the diluted weighted average shares outstanding used to compute GAAP net income per diluted share.
Free Cash Flow is defined as the net cash provided by or used in operating activities less capital expenditures, reflected as purchase of property and equipment and capitalized software additions in our financial statements. The related margin is free cash flow expressed as a percentage of total revenue.
About Dynatrace
Dynatrace exists to make the world's software work perfectly. Our end-to-end platform combines broad and deep observability and continuous runtime application security with the most advanced AIOps to provide answers and intelligent automation from data at an enormous scale. This enables innovators to modernize and automate cloud operations, deliver software faster and more securely, and ensure flawless digital experiences. That's why the world's largest organizations trust the Dynatrace® platform to accelerate digital transformation.
Cautionary Language Concerning Forward-Looking Statements
This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to moving toward FedRAMP High, benefits to organizations from using Dynatrace, and financial and business outlook, including our financial guidance for the second quarter and full year of fiscal 2025. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, our ability to maintain our revenue growth rates in future periods; market adoption of our product offerings; continued demand for, and spending on, our solutions; our ability to innovate and develop solutions that meet customer needs, including through Davis AI; the ability of our platform and solutions to effectively interoperate with customers’ IT infrastructures; our ability to acquire new customers and retain and expand our relationships with existing customers; our ability to expand our sales and marketing capabilities; our ability to compete; our ability to maintain successful relationships with partners; security breaches, other security incidents and any real or perceived errors, failures, defects or vulnerabilities in our solutions; our ability to protect our intellectual property; our ability to hire and retain necessary qualified employees to grow our business and expand our operations; our ability to successfully complete acquisitions and to integrate newly acquired businesses and offerings; the effect on our business of the macroeconomic environment, associated global economic conditions and geopolitical disruption; and other risks set forth under the caption “Risk Factors” in our Annual Report on Form 10-K, subsequent Quarterly Report(s) on Form 10-Q, and our other SEC filings. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

DYNATRACE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited – In thousands, except per share data)

	Three Months Ended June 30,
	2024	2023
Revenue:
Subscription	$381,576	$316,454
Service	17,644	16,432
Total revenue	399,220	332,886
Cost of revenue:
Cost of subscription	53,572	42,904
Cost of service	16,802	15,542
Amortization of acquired technology	4,379	3,898
Total cost of revenue	74,753	62,344
Gross profit	324,467	270,542

Operating expenses:
Research and development	87,578	66,282
Sales and marketing	145,106	125,117
General and administrative	44,978	39,095
Amortization of other intangibles	4,776	5,760
Total operating expenses	282,438	236,254
Income from operations	42,029	34,288
Interest income, net	12,775	7,146
Other (expense) income, net	(2,035)	252
Income before income taxes	52,769	41,686
Income tax expense	(14,149)	(3,498)
Net income	$38,620	$38,188
Net income per share:
Basic	$0.13	$0.13
Diluted	$0.13	$0.13
Weighted average shares outstanding:
Basic	297,358	291,325
Diluted	300,966	296,387
UNAUDITED SHARE-BASED COMPENSATION

	Three Months Ended June 30,
	2024	2023
Cost of revenue	$7,730	$5,488
Research and development	21,580	13,264
Sales and marketing	16,022	13,999
General and administrative	12,325	7,767
Total share-based compensation	$57,657	$40,518

DYNATRACE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	June 30, 2024	March 31, 2024
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$930,315	$778,983
Short-term investments	82,210	57,891
Accounts receivable, net	244,996	602,739
Deferred commissions, current	99,478	98,935
Prepaid expenses and other current assets	67,442	66,749
Total current assets	1,424,441	1,605,297
Long-term investments	54,711	46,350
Property and equipment, net	51,212	53,325
Operating lease right-of-use assets, net	71,480	61,390
Goodwill	1,334,954	1,335,494
Intangible assets, net	41,159	50,995
Deferred tax assets, net	160,458	138,836
Deferred commissions, non-current	89,441	93,310
Other assets	29,806	24,782
Total assets	$3,257,662	$3,409,779

Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$3,895	$21,410
Accrued expenses, current	169,899	233,675
Deferred revenue, current	862,084	987,953
Operating lease liabilities, current	15,350	15,513
Total current liabilities	1,051,228	1,258,551
Deferred revenue, non-current	52,178	62,308
Accrued expenses, non-current	19,572	18,404
Operating lease liabilities, non-current	66,055	54,013
Deferred tax liabilities	994	1,013
Total liabilities	1,190,027	1,394,289

Shareholders' equity:
Common shares, $0.001 par value, 600,000,000 shares authorized, 298,215,657 and 296,962,547 shares issued and outstanding at June 30, 2024 and March 31, 2024, respectively	298	297
Additional paid-in capital	2,263,195	2,249,349
Accumulated deficit	(160,137)	(198,757)
Accumulated other comprehensive loss	(35,721)	(35,399)
Total shareholders' equity	2,067,635	2,015,490
Total liabilities and shareholders' equity	$3,257,662	$3,409,779

DYNATRACE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited – In thousands)

	Three Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net income	$38,620	$38,188
Adjustments to reconcile net income to cash provided by operations:
Depreciation	4,305	3,916
Amortization	9,672	9,681
Share-based compensation	57,657	40,518
Deferred income taxes	(22,649)	(19,327)
Other	1,601	(154)
Net change in operating assets and liabilities:
Accounts receivable	355,441	204,228
Deferred commissions	2,121	8,545
Prepaid expenses and other assets	(8,064)	(16,426)
Accounts payable and accrued expenses	(78,265)	(39,641)
Operating leases, net	1,791	277
Deferred revenue	(131,489)	(95,902)
Net cash provided by operating activities	230,741	133,903

Cash flows from investing activities:
Purchase of property and equipment	(3,359)	(10,267)
Acquisition of a business, net of cash acquired	(100)	—
Purchases of investments	(40,886)	—
Proceeds from sales and maturities of investments	8,750	—
Net cash used in investing activities	(35,595)	(10,267)

Cash flows from financing activities:
Payments of deferred consideration related to capitalized software additions	(552)	—
Proceeds from employee stock purchase plan	10,389	9,584
Proceeds from exercise of stock options	4,215	13,190
Repurchases of common stock	(48,556)	—
Taxes paid related to net share settlement of equity awards	(8,306)	—
Net cash (used in) provided by financing activities	(42,810)	22,774

Effect of exchange rates on cash and cash equivalents	(1,004)	(1,055)

Net increase in cash and cash equivalents	151,332	145,355

Cash and cash equivalents, beginning of period	778,983	555,348
Cash and cash equivalents, end of period	$930,315	$700,703

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands, except percentages)

	Three Months Ended June 30, 2024
	GAAP	Share-based compensation	Employer payroll taxes on employee stock transactions	Amortization of intangibles	Transaction, restructuring, and other	Non-GAAP
Non-GAAP income from operations:
Cost of revenue	$74,753	$(7,730)	$(886)	$(4,379)	$—	$61,758
Gross profit	324,467	7,730	886	4,379	—	337,462
Gross margin	81%					85%
Research and development	87,578	(21,580)	(2,409)	—	(3)	63,586
Sales and marketing	145,106	(16,022)	(1,504)	—	—	127,580
General and administrative	44,978	(12,325)	(610)	—	3	32,046
Amortization of other intangibles	4,776	—	—	(4,776)	—	—
Income from operations	$42,029	$57,657	$5,409	$9,155	$—	$114,250
Operating margin	11%					29%

	Three Months Ended June 30, 2023
	GAAP	Share-based compensation	Employer payroll taxes on employee stock transactions	Amortization of intangibles	Transaction, restructuring, and other	Non-GAAP
Non-GAAP income from operations:
Cost of revenue	$62,344	$(5,488)	$(923)	$(3,898)	$—	$52,035
Gross profit	270,542	5,488	923	3,898	—	280,851
Gross margin	81%					84%
Research and development	66,282	(13,264)	(2,262)	—	—	50,756
Sales and marketing	125,117	(13,999)	(1,552)	—	—	109,566
General and administrative	39,095	(7,767)	(466)	—	(2,408)	28,454
Amortization of other intangibles	5,760	—	—	(5,760)	—	—
Income from operations	$34,288	$40,518	$5,203	$9,658	$2,408	$92,075
Operating margin	10%					28%

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands, except per share data)

	Three Months Ended June 30,
	2024	2023
Non-GAAP net income:
Net income	$38,620	$38,188
Income tax expense	14,149	3,498
Non-GAAP effective cash tax	(27,094)	(18,542)
Interest income, net	(12,775)	(7,146)
Cash received from interest, net	11,770	5,512
Share-based compensation	57,657	40,518
Employer payroll taxes on employee stock transactions	5,409	5,203
Amortization of intangibles	9,155	9,658
Transaction, restructuring, and other	—	2,408
Loss (gain) on currency translation	2,035	(252)
Non-GAAP net income	$98,926	$79,045

Share count:
Weighted-average shares outstanding - basic	297,358	291,325
Weighted-average shares outstanding - diluted	300,966	296,387

Shares used in non-GAAP per share calculations:
Weighted-average shares outstanding - basic	297,358	291,325
Weighted-average shares outstanding - diluted	300,966	296,387

Non-GAAP net income per share:
Net income per share - basic	$0.13	$0.13
Net income per share - diluted	$0.13	$0.13
Non-GAAP net income per share - basic	$0.33	$0.27
Non-GAAP net income per share - diluted	$0.33	$0.27

	Three Months Ended June 30,
	2024	2023
Free cash flow:
Net cash provided by operating activities	$230,741	$133,903
Purchase of property and equipment	(3,359)	(10,267)
Capitalized software additions	—	—
Free cash flow	$227,382	$123,636

Contacts

Investor Contact:
Noelle Faris
VP, Investor Relations
Noelle.Faris@dynatrace.com

Media Relations:
Kristy Campbell
VP, Brand and Communications
Kristy.Campbell@dynatrace.com